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                        SECURITIES AND EXCHANGE COMMISSION

                             Washington, D.C. 20549

                                    FORM 8-K

                                 CURRENT REPORT


                     Pursuant to Section 13 or 15(d) of the
                         Securities Exchange Act of 1934


       Date of Report (date of earliest event reported):  October 15, 1996




                              WELLS FARGO & COMPANY
             (Exact name of registrant as specified in its charter)


        Delaware                     1-6214                   No. 13-2553920
(State or other jurisdiction    (Commission File              (IRS Employer
     of incorporation)               Number)                Identification No.)


             420 Montgomery Street, San Francisco, California 94163
              (Address of principal executive offices)  (Zip Code)


       Registrant's telephone number, including area code:  (415) 477-1000


                                 Not applicable
          (Former name or former address, if changed since last report)


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Item 5:   OTHER EVENTS

          Attached hereto as Exhibit 99 is a Press Release announcing Wells Fargo & Company's financial results for the quarter ended September 30, 1996. Final financial statements with additional analyses will be filed as part of the Company's Form 10-Q in November 1996.

Item 7:   FINANCIAL STATEMENTS AND EXHIBITS

          (c)  Exhibits

               27   Financial Data Schedule

               99 Copy of the Press Release announcing Wells Fargo & Company's financial results for the quarter ended September 30, 1996.








                               SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized, on October 15, 1996.



                                WELLS FARGO & COMPANY



                                By:  /S/ FRANK A. MOESLEIN
                                     ----------------------------------
                                     Frank A. Moeslein
                                     Executive Vice President and Controller